UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

REPAY HOLDINGS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38531	98-1496050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 West Paces Ferry Road Suite 200
Atlanta, Georgia		30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 404 504-7472

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RPAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2023, the board of directors of Repay Holdings Corporation (the “Company”) approved an amendment and restatement of the Company’s Bylaws (as so amended, the “Amended and Restated Bylaws”) to (i) update certain procedural requirements relating to director nominations by stockholders in light of the adoption and effectiveness of Rule 14a-19 promulgated under the Securities and Exchange Act of 1934 (“Rule 14a-9”), (ii) update certain procedural requirements relating to the availability of a stockholder list during stockholder meetings in light of the adoption and effectiveness of the amendment to Section 219 of the Delaware General Corporation Law (the “DGCL”), and (iii) make technical and conforming revisions and clarifications.

As amended and restated, Sections 6 and 12 of Article I of the Company’s Bylaws provides that a stockholder’s written notice to the Secretary of the corporation in respect of nomination of one or more persons for election to the Board of Directors must, in addition to all other procedural and notice requirements of Sections 6 and 12, (i) comply with the requirements of Rule 14a-19 and (ii) include all information required by Rule 14a-19. In addition, Section 10 of Article I of the Company’s Bylaws no longer requires that the Company make available its stockholder list during a stockholder meeting in accordance with the amended Section 219 of the DGCL.

The foregoing summary description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the actual text of the Amended and Restated Bylaws, which is incorporated by reference as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1*	Amended and Restated Bylaws of Repay Holdings Corporation (Effective as of February 23, 2023).
104	Cover page (formatted in Inline XBRL)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repay Holdings Corporation

Date:	February 24, 2023	By:	/s/ Tyler B. Dempsey
Tyler B. Dempsey General Counsel and Corporate Secretary